UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 25, 2015

GLOBAL HEALTHCARE REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

              3050 Peachtree Road NW, Suite 355, Atlanta GA  30305

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (404) 549-4293

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02:	ELECTION OF EXECUTIVE OFFICERS

The Board of Directors has elected Mr. Ryan Scates to serve as Executive Vice President of Global Healthcare REIT, Inc., a Utah corporation (the “Company”).  The election is to be effective April 1, 2015.

Biographical information on Mr. Scates has previously been disclosed.

As Executive Vice President, Mr. Scates will be paid compensation in the amount of $10,000 for each calendar quarter commencing April 1, 2015, payable in arrears, which compensation shall be payable exclusively in the form of shares of restricted, $0.05 par value common stock of Global Healthcare REIT, Inc. valued at the VWAP of the common stock on the over-the-counter market for the last ten (10) trading days at the end of each calendar quarter for which compensation is payable.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc (Registrant)

Dated: March 26, 2015	By: /s/ Christopher F. Brogdon Christopher F. Brogdon, President